UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RCS CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

405 Park Avenue, 15th Floor, New York, NY 10022
T: (866) 904-2988

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on March 14, 2014

March 3, 2014

To the Stockholders of RCS Capital Corporation:

I am pleased to invite our stockholders to a special meeting of stockholders (the “Special Meeting”) of RCS Capital Corporation, a Delaware corporation (the “Company”). The Special Meeting will be held on March 14, 2014 at the offices of Proskauer Rose LLP, located at Eleven Times Square, New York, New York 10036, commencing at 9:00 a.m. (local time). At the Special Meeting, you will be asked to approve the amendment and restatement of the amended and restated certificate of incorporation of the Company to ensure that stockholders may act by written consent consistent with Delaware law.

The Board of Directors has fixed the close of business on February 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Record holders of shares of Class A common stock of the Company, par value $0.001 per share, and of shares of Class B common stock of the Company, par value $0.001 per share, at the close of business on the record date are entitled to notice of and to vote at the Special Meeting.

For further information regarding the matter to be acted upon at the Special Meeting, I urge you to carefully read the accompanying proxy statement.

You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage-paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendation.

You are cordially invited to attend the Special Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
President, Treasurer, Secretary and Director

i

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement (this “Proxy Statement”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of RCS Capital Corporation, a Delaware corporation (the “Company”), for use at a special meeting of stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 15th Floor, New York, New York 10022. This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about March 3, 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting To Be Held on March 14, 2014
This Proxy Statement is available at http://www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Special Meeting and where will it be held?

The Special Meeting will be held on March 14, 2014 at the offices of Proskauer Rose LLP, located at Eleven Times Square, New York, New York 10036, commencing at 9:00 a.m. (local time).

What will I be voting on at the Special Meeting?

At the Special Meeting, you will be asked to approve the amendment and restatement of the amended and restated certificate of incorporation of the Company (the “Certificate”) in its entirety to ensure that stockholders may act by written consent consistent with Delaware law. The Certificate, as amended and restated (the “Amended and Restated Certificate”), is set forth on Annex A to this Proxy Statement.

The Board of Directors does not know of any matters that may be considered at the Special Meeting other than the matter set forth above.

Who can vote at the Special Meeting?

The record date for the determination of holders of shares of our Class A Common Stock, $0.001 par value per share (“Class A Common Stock”) and the holder of shares of our Class B Common Stock, $0.001 par value per share (“Class B Common Stock” and, together with our Class A Common Stock, “Common Stock”) entitled to notice of and to vote at the Special Meeting, or any adjournment or postponement of the Special Meeting, is the close of business on February 14, 2014 (the “Record Date”). As of the Record Date, 26,499,999 shares of our Class A Common Stock were issued and outstanding and entitled to vote at the Special Meeting and one share of our Class B Common Stock was issued and outstanding and entitled to vote at the Special Meeting. The holders of the shares of Class A Common Stock and Class B Common Stock are voting as a single class on the matter described in this Proxy Statement for which your vote is being solicited.

Our Class A Common Stock is publicly traded on the New York Stock Exchange under the symbol “RCAP.” As of the Record Date, the sole issued and outstanding share of our Class B Common Stock was held by RCAP Holdings, LLC (“Parent”), which also held 24,051,499 shares, or approximately 90.76%, of our issued and outstanding Class A Common Stock. Through these holdings, Parent controls approximately 95.38% of the total voting power of our Common Stock and has the ability to control all matters submitted to stockholders for approval, including the proposal for the Special Meeting.

Parent has already indicated its intention to vote “FOR” the proposal.

How many votes do I have?

Each share of Class A Common Stock has one vote and the sole share of Class B Common Stock has 26,500,000 votes on the matter to be considered at the Special Meeting and any matter to be considered at any adjournment or postponement thereof. The enclosed proxy card shows the number of votes corresponding to the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Special Meeting or by proxy. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at http://www.proxyvote.com; or
•	by telephone, by calling 1-800-690-6903.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Special Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Special Meeting. If you attend the Special Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Special Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the proposal.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Special Meeting other than as set forth in the attached Notice of Special Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, or (ii) attending the Special Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Special Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve the proposal?

As provided by our second amended and restated by-laws (the “By-laws”), the affirmative vote of the majority of the voting power of the shares of capital stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the proposal. Any shares not voted (whether by abstention or broker non-vote) will not count towards the required majority. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

As of the Record Date, Parent controls approximately 95.38% of the total voting power of our Common Stock and has the ability to control all matters submitted to stockholders for approval, including the proposal.

Parent has already indicated its intention to vote “FOR” the proposal, which will constitute the affirmative vote of the majority of the total voting power of our Common Stock.

What constitutes a “quorum”?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the voting power of the outstanding capital stock of the Company entitled to vote at a meeting of stockholders constitutes a quorum for the transaction of business. Broker non-votes will be counted for purposes of determining a quorum; however, broker non-votes will not be counted for purposes of determining the number of votes cast.

Parent has already indicated its intention to attend the Special Meeting, in person or by proxy, which will constitute a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting proxies on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $21,500, which includes the reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to beneficial owners on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those beneficial owners. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (866) 904-2988. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of the affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct a request for separate copies by calling us at (866) 904-2988 or by mailing a request to us at 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” THE AMENDED AND RESTATED CERTIFICATE TO ENSURE THAT STOCKHOLDERS MAY ACT BY WRITTEN CONSENT CONSISTENT WITH DELAWARE LAW. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE SPECIAL MEETING.

APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE

At the Special Meeting, holders of our Common Stock will be asked to approve the Amended and Restated Certificate to ensure that stockholders may act by written consent consistent with Delaware law.

Certain other modifications of a ministerial nature that are necessary in view of the changes being proposed will also be made, which predominantly include revisions of references to the “Amended and Restated Certificate of Incorporation” to references to the “Second Amended and Restated Certificate of Incorporation” to reflect the fact that the Amended and Restated Certificate, to the extent it is approved, would be the second time the Certificate has been amended and restated in its entirety. The Amended and Restated Certificate is set forth in its entirety on Annex A to this Proxy Statement.

On January 5, 2014, the Board of Directors adopted resolutions approving the Amended and Restated Certificate and directed that the Amended and Restated Certificate be submitted to a vote of the stockholders at the Special Meeting. The Company will file the Amended and Restated Certificate, to the extent approved by stockholders, with the Secretary of State of the State of Delaware as soon as practicable. Upon the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware, the Amended and Restated Certificate will become effective.

As of the Record Date, there were 26,499,999 shares of our Class A Common Stock and one share of our Class B Common Stock outstanding and entitled to vote. Each share of our Class A Common Stock is entitled to one vote, and each share of our Class B Common Stock is entitled to 26,500,000 votes, respectively, on matters submitted for stockholder approval. The approval of the proposal requires the approval of the holders of a majority of the total voting power of our outstanding Common Stock. As of the Record Date, Parent held 24,051,499 shares of our Class A Common Stock and one share of our Class B Common Stock, representing approximately 90.76% of our total outstanding shares of Class A Common Stock, 100% of our total outstanding shares of Class B Common Stock and approximately 95.38% of the total voting power of our outstanding Common Stock.

Parent has already indicated its intention to vote “FOR” the proposal, which will constitute the affirmative vote of the majority of the total voting power of our outstanding Common Stock.

The following summary does not purport to be a complete description of the Certificate or the Amended and Restated Certificate and is subject to and qualified in its entirety by reference to the complete text of the Amended and Restated Certificate, as set forth on Annex A to this Proxy Statement.

AMENDMENT AND RESTATEMENT OF THE CERTIFICATE TO ENSURE
THAT STOCKHOLDERS MAY ACT BY WRITTEN CONSENT CONSISTENT
WITH DELAWARE LAW

Currently, the first sentence of Section 7.01 of the Certificate provides:

“Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with Delaware Law, as amended from time to time; provided, however, that any action required or permitted to be taken by the holders of Class A Common Stock or Class B Common Stock, in each case voting separately as a class, or, to the extent expressly permitted by the certificate of designation relating to one or more series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.”

If the proposal is approved, the first sentence of Section 7.01 of the Certificate will be deleted in its entirety.

Purpose

Our Board has determined that it is a positive corporate governance measure to ensure that our stockholders have the ability to take action by written consent, if such written consent or consents sets forth the action to be taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the matter were present and voted.

Currently, the Certificate provides that corporate actions required or permitted to be taken by stockholders, acting on a combined basis, may only be taken upon a vote at an annual or special meeting. The proposal clarifies that the Amended and Restated Certificate provides stockholders with the maximum amount of flexibility to take corporate actions by written consent as permitted by Delaware law, which will ensure that the Company is able to avoid the expense, inconvenience and delay involved in soliciting proxies and holding meetings in order to effect corporate actions desired by any stockholders controlling the minimum number of votes that would be necessary to authorize or take such action at a meeting.

Pursuant to Section 228(a) of the Delaware General Corporation Law (“DGCL”), unless otherwise provided in a company’s certificate of incorporation, any action which is required to be taken or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 228(e) of the DGCL, prompt notice of the taking of any such action by less than unanimous written consent must be provided to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. Such notice may be provided in the form of an information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”).

Effect

Our Board believes that the proposal will facilitate the transaction of corporate business by the Company in a more efficient and economical manner and help streamline the corporate governance of the Company, which our Board believes will be beneficial to the Company and its stockholders.

We believe that the proposal will not have any adverse effects on holders of our Class A Common Stock such as, for example, increasing the difficulty of any potential takeover of the Company that holders of our Class A Common Stock may favor.

We also believe that the proposal will not have any adverse effect on Parent, the holder of all our Class B Common Stock, such as, for example, impacting its ability to control all matters submitted to stockholders for approval. Furthermore, given the fact that Parent currently controls more than the minimum number of votes that would be necessary to take corporate actions, Parent has informed us that Parent likely will take certain stockholder actions by written consent after the proposal is approved and becomes part of the Amended and Restated Certificate.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE PROPOSAL.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and Class B Common Stock as of February 14, 2014 for:

•	each person who is known by us to beneficially own more than 5% of any class of our outstanding shares;
•	each of our named executive officers;
•	each of our directors; and
•	all our executive officers, directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

	Class A Common Stock			Class B Common Stock			% of Combined Voting Power
Beneficial Owner(1)	No. of Shares Beneficially Owned		% of Class A Common Stock	No. of Shares Beneficially Owned		% of Class B Common Stock
Nicholas S. Schorsch	24,051,499	(2)	90.76%	1	(2)	100%	95.38%
William M. Kahane	24,051,499	(2)	90.76%	1	(2)	100%	95.38%
RCAP Holdings, LLC	24,051,499		90.76%	1		100%	95.38%
Edward M. Weil, Jr.	1,000		*	—		*	*
Peter M. Budko	—		—	—		*	*
Brian S. Block	—		—	—		*	*
Brian D. Jones	2,000		*	—
Mark Auerbach	—		—	—		—	—
Jeffrey J. Brown	—		—	—		—	—
C. Thomas McMillen	—		—	—		—	—
Howell D. Wood	—		—	—		—	—
Directors and executive officers as a group (8 persons)	24,054,499	(3)	90.77%	1	(2)	100%	95.39%

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is c/o RCS Capital Corporation, 405 Park Avenue, 15th Floor, New York, NY 10022.
(2)	Held by RCAP Holdings, LLC. The reporting person may be deemed to beneficially own the shares held by RCAP Holdings, LLC. The reporting person disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein.
(3)	1,000 shares are held directly by Edward M. Weil, Jr. and 2,000 shares are held directly by Brian D. Jones. The remaining 24,051,499 shares are held by RCAP Holdings, LLC. Each of Messrs. Schorsch and Kahane may be deemed to beneficially own the shares held by RCAP Holdings, LLC, and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

DISSENTERS’ RIGHTS OF APPRAISAL

Delaware law does not provide for dissenters’ rights in connection with an amendment and restatement of the Certificate.

INTEREST OF CERTAIN PERSONS IN THE MATTER ACTED UPON

There are no substantial interests, direct or indirect, by security holdings or otherwise, in connection with the proposal of any person who has ever been a director or an executive officer of the Company.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC. These filings are available to the public via the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

STOCKHOLDER PROPOSALS FOR OUR 2014 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Our 2014 annual meeting has not been scheduled yet and we did not mail proxy materials for our 2013 annual meeting. Accordingly, pursuant to Rule 14a-8 under the Exchange Act, a stockholder intending to present a proposal to be included in our 2014 annual meeting must deliver a proposal in writing to our principal executive offices, 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., President, Treasurer and Secretary, a reasonable time before we begin to print and mail our proxy materials. All proposals must contain the information specified in, and otherwise comply with, our By-laws.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for our 2014 annual meeting but is instead sought to be presented directly at that meeting and for any director nominations, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth under our By-laws. To be timely submitted for presentation at our 2014 annual meeting, our secretary must receive written notice of the proposal at our principal executive offices, 405 Park Avenue — 15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., President, Treasurer and Secretary, a reasonable time before the date on which we send proxy materials for our 2014 annual meeting. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our By-laws.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

This Proxy Statement is dated March 3, 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than the date above, unless expressly provided.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
President, Treasurer, Secretary and Director

ANNEX A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RCS CAPITAL CORPORATION

Pursuant to the provisions of §242 and §245 of the General Corporation Law of the State of Delaware

FIRST:  The present name of the corporation is RCS Capital Corporation (the “Corporation”). The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 27, 2012, under the name 405 Holding Corporation. The date of the filing of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was June 6, 2013.

SECOND:  The Second Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of §242 and §245 of the General Corporation Law of the State of Delaware.

THIRD:  The text of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

FOURTH:  This Second Amended and Restated Certificate of Incorporation shall become effective upon the filing of this Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, RCS Capital Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this      day of         , 2014.

RCS CAPITAL CORPORATION

By:	Name: William M. Kahane Title: Chief Executive Officer and Director

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RCS CAPITAL CORPORATION

ARTICLE 1

Section 1.01. Name.  The name of the corporation is RCS Capital Corporation (the “Corporation”).

ARTICLE 2

Section 2.01. Address.  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3

Section 3.01. Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).

ARTICLE 4

Section 4.01. Capitalization.  The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000, consisting of (a) 100,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), (b) 100,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and (c) 100,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Holders of capital stock of the Corporation do not have preemptive rights. Upon this Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of the Corporation’s common stock, $.01 par value, issued and outstanding immediately prior to the Effective Time will be automatically reclassified as and converted, without further action on the part of the Corporation or any holder of such common stock, into 240,000 fully paid and non-assessable shares of Class B Common Stock.

Section 4.02. Common Stock.

(a) Voting Rights.

(i) Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

(ii) Each holder of Class B Common Stock, as such, shall, on all matters on which stockholders generally are entitled to vote, be entitled to vote the greater of (A) four votes for each share of Class B Common Stock held of record by such holder and (B) such number of votes for each share of Class B Common Stock held of record by such holder as shall equal the quotient derived by dividing (1) the sum of (I) the aggregate number of votes entitled to be cast by all holders of all outstanding shares of Class A Common Stock, Preferred Stock and any other outstanding shares of capital stock of the Corporation, plus (II) one, by (2) the total number of outstanding shares of Class B Common Stock, with such quotient rounded up to the next highest number; provided, however, that, except as otherwise required by law, holders of Class B Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

(iii) Except as otherwise required in this Second Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

(b) Dividends.  Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class B Common Stock with respect to the payment of dividends, (i) dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine; provided, however, that if dividends are declared that are payable in shares of Class A Common Stock or Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock or Class B Common Stock, dividends shall be declared that are payable at the same rate on Class A Common Stock or Class B Common Stock and the dividends payable in shares of Class A Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock shall be payable to holders of Class A Common Stock, and the dividends payable in shares of Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class B Common Stock shall be payable to holders of Class B Common Stock, and (ii) dividends shall not be declared or paid on the Class B Common Stock (other than as aforesaid).

(c) Liquidation, Dissolution or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive, on a pro rata basis, the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) Retirement of Class B Common Stock.  No holder of Class B Common Stock may transfer shares of Class B Common Stock to any person unless such holder transfers a corresponding number of Class B Units of the Operating Subsidiaries to the same person in accordance with, and as defined in, the Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries, as such agreements may be amended from time to time in accordance with the terms thereof, a copy of which will be provided to any stockholder of the Corporation upon request therefor. If any outstanding share of Class B Common Stock ceases to be held by a holder of a Membership Interest, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and retired. As used in this Second Amended and Restated Certificate of Incorporation, (i) “Operating Subsidiaries” means Realty Capital Securities, LLC, RCS Advisory Services, LLC, and American National Stock Transfer, LLC, each Delaware limited liability companies, and their respective successors thereto, (ii) “Membership Interest” means, collectively, a membership interest in each of the Operating Subsidiaries, having the rights, preferences and privileges as set forth in the Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries, as the same may be amended or amended and restated from time to time in accordance with the terms thereof, and (ii) “person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture or other enterprise or entity.

Section 4.03. Preferred Stock.  (a) The Board is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of authorized shares of any such class or series to the extent permitted by Delaware Law.

(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Second Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to such series).

Section 4.04. Changes in Common Stock.  If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of the Class B Common Stock shall be proportionately subdivided or combined, as the case may be. If the Corporation in any manner subdivides or combines the outstanding shares of Class B Common Stock, the outstanding shares of Class A Common Stock shall be proportionately subdivided or combined, as the case may be.

Section 4.05. Reorganization or Merger.  In the case of any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person in which shares of Class A Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including, without limitation, cash), each holder of a share of Class A Common Stock shall be entitled to receive with respect to each such share the same kind and amount of shares of stock and other securities and property (including, without limitation, cash). In the event that the holders of shares of Class A Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of shares of Class A Common Stock are granted substantially identical election rights, as the case may be. In connection with any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person, the Corporation shall not adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 4, in ARTICLE 11 or elsewhere in this Second Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, without in each case the affirmative vote of the holders of a majority of the shares of Class B Common Stock, voting as a separate class.

ARTICLE 5

Section 5.01. By-laws.  In furtherance and not in limitation of the powers conferred by Delaware Law, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation without the assent or vote of the stockholders in any manner not inconsistent with Delaware Law or this Second Amended and Restated Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the by-laws of the Corporation.

ARTICLE 6

Section 6.01. Board of Directors.  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board which shall consist of not less than three nor more than ten directors, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board.

(b) Directors shall be nominated by the Board and elected by the affirmative vote of a majority of the voting power of all then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of stockholders at which a quorum is present. Each director shall hold office for a term of one (1) year, until the next annual meeting of stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such director. Directors may be elected to an unlimited number of successive terms. Directors need not be elected by written ballot unless the by-laws of the Corporation so provide. There shall be no cumulative voting in the election of directors.

(c) Vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term to which such director shall have been elected and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

(d) No director may be removed from office by the stockholders except with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

(e) Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 applicable thereto, and such directors so elected shall not be subject to the provisions of this ARTICLE 6 unless otherwise provided therein.

ARTICLE 7

Section 7.01. Meetings of Stockholders.  Special meetings of the stockholders may be called by the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 hereto, special meetings of holders of such Preferred Stock.

ARTICLE 8

Section 8.01. Limited Liability of Directors.  No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under Delaware Law as the same exists or hereafter may be amended. Neither the amendment nor the repeal of this ARTICLE 8 shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 8, would accrue or arise, prior to such amendment or repeal.

ARTICLE 9

Section 9.01. Corporate Opportunities.  (a) In anticipation that the directors, officers and employees of RCAP Holdings, LLC, its subsidiaries and affiliates (collectively with RCAP Holdings, LLC, its subsidiaries and affiliates, “RCAP”) may serve as officers or directors of both RCAP and the Corporation and may engage in, and are permitted to have, investments or other business relationships, ventures, agreements or arrangements with entities engaged in, the same or similar activities or lines of business, and in recognition of (a) the benefits to be derived by the Corporation through the continued service of such officers and directors, and (b) the difficulties attendant to any officer or director, who desires and endeavors fully to satisfy his or her fiduciary duties, in determining the full scope of such duties in any particular situation, the provisions of this ARTICLE 9 are set forth to regulate, define and guide the conduct of certain affairs of the Corporation as they may involve such officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

(b) RCAP shall not have a duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation; and no officer or director of the Corporation who is a director, officer or employee of RCAP shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities. The Corporation hereby renounces any interest or expectancy in being offered an opportunity to participate in any such business or opportunity. If the officers and directors of RCAP acquire knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation, such officers and directors shall have no duty to communicate or offer such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that such corporate opportunity is not communicated or offered to the Corporation unless such corporate opportunity is offered to such person in his or her capacity as a director or officer of the Corporation.

(c) Any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE 9.

(d) None of the alteration, amendment, change and repeal of any provision of this ARTICLE 9 nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with any provision of this ARTICLE 9 shall eliminate or reduce the effect of this ARTICLE 9 in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 9, would accrue or arise, prior to such alteration, amendment, change, repeal or adoption.

ARTICLE 10

Section 10.01. Severability.  If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE 11

Section 11.01. Amendment.  The Corporation reserves the right to amend this Second Amended and Restated Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12 may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12, unless such action is approved by consent of a majority of members of the Board then in office and the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 11.02.  Notwithstanding the foregoing or anything else in this Second Amended and Restated Certificate of Incorporation, (a) any amendment, waiver, alteration or repeal of any provision of, or addition to, this Second Amended and Restated Certificate of Incorporation or to the by-laws of the Corporation that would adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by a reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B

Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 11, in ARTICLE 4 or elsewhere in this Second Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, also must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, and (b) the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares of Class A Common Stock or Class B Common Stock) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

ARTICLE 12

Section 12.01. Forum Selection.  The Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation's stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of Delaware Law, this Second Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this ARTICLE 12 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ARTICLE 12 (including, without limitation, each portion of any sentence of this ARTICLE 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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RCS CAPITAL CORPORATION
405 PARK AVE., 15TH FLOOR
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Other business may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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SHARES
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0000196230_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

RCS CAPITAL CORPORATION
Special Meeting of Stockholders
March 14, 2014 at 9:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of RCS Capital Corporation (the "Company"), hereby appoint(s) James A. Tanaka and Alanna Franco, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the special meeting of stockholders of the Company to be held at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, on March 14, 2014, commencing at 9:00 a.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposal. At the present time, the Board of Directors knows of no other matters to be presented at the special meeting.

0000196230_2 R1.0.0.51160

Continued and to be signed on reverse side